Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania - July 26, 2018

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2018 of $3,513,000.  This represents an increase of $789,000 or 29.0%, from the $2,724,000 earned in the similar period of 2017. Earnings per share (fully diluted) were $0.56 in the 2018 period, increasing from the $0.43 earned in the similar period of 2017 after adjusting for the 50% stock dividend declared in August 2017.  Annualized return on average assets for the three months ended June 30, 2018 was 1.23% with an annualized return on average equity of 12.25%.  Net income for the six months ended June 30, 2018 totaled $6,642,000, which is $1,542,000 higher than the same six-month period of last year due primarily to improved net interest income.  Earnings per share (fully diluted) for the six months ended June 30, 2018 and 2017, totaled $1.06 and $0.81 per share, respectively, after adjusting for the 50% stock dividend.

Total assets as of June 30, 2018 were $1.151 billion with loans receivable of $803.8 million, deposits of $950.9 million and stockholders’ equity of $115.5 million.  Loans receivable increased $68.7 million since June 30, 2017 while total deposits increased $18.4 million.

Non-performing assets, which include non-performing loans and foreclosed assets, totaled $2.7 million and represented 0.23% of total assets as of June 30, 2018 compared to $7.1 million, or 0.63% of total assets, as of June 30, 2017.  The decrease was due primarily to a $3.1 million reduction in foreclosed real estate due to sales.  The allowance for loan losses totaled $8,326,000 as of June 30, 2018 and represented 1.04% of total loans outstanding, compared to $7,419,000 and 1.01%, respectively, on June 30, 2017.  As of June 30, 2018, the reserve for loan losses was 655% of nonperforming loans compared to 308% on December 31, 2017 and 288% on June 30, 2017.

For the three months ended June 30, 2018, net interest income, on a fully taxable equivalent basis (fte), totaled $9,484,000, an increase of $285,000 compared to the similar period in 2017 despite a lower tax-equivalent adjustment.  A $63.9 million increase in average loans outstanding contributed to the increased income.  Net interest margin (fte) for the 2018 period was 3.54%, equal to the corresponding 2017 period.  The tax-equivalent yield on interest-earning assets increased 10 basis points to 4.00% compared to the prior year while the cost of interest-bearing liabilities increased 14 basis points to 0.60%.  Net interest income (fte) for the six months ended June 30, 2018 totaled $18,567,000, which was $324,000 higher than the similar period in 2017 due to the higher volume of earning assets.  The net interest margin (fte) was 3.50% in the 2018 period and 3.53% during the first six months of 2017.  The decrease in the net interest margin (fte) reflects the lower tax-equivalent adjustment resulting from the reduced corporate tax rate.

Other income for the three months ended June 30, 2018 totaled $1,774,000 compared to $1,656,000 for the similar period in 2017.  The increase can be attributed to a higher level of service charges and fees.   Net gains from the sale of loans and securities decreased $40,000.  For the six months ended June 30, 2018, other income totaled $3,468,000 compared to $3,299,000 in the 2017 period.  Service charges and fees increased $131,000 and net gains from the sale of loans and securities increased $96,000, while the 2017 period included a non-recurring gain of $209,000 related to the sale of a branch office.

Other expenses totaled $6,353,000 for the three months ended June 30, 2018, an increase of $223,000, or 3.6%, compared to the $6,130,000 reported in the similar period of 2017.  Salaries and employee benefits rose $194,000 over the same period of last year while all other expenses increased $29,000, net.  For the six months ended June 30, 2018, other expenses totaled $12,600,000 compared to $12,744,000 for the similar period in 2017.  The decrease was due to a $629,000 reduction in foreclosed real estate costs, while all other expenses increased $485,000, or 4.0%, net.

Mr. Critelli commented, “Our earnings for the first half of 2018 have increased significantly over the first six months of last year.  Pre-tax income has improved 21.6%, while net income increased 30.2%, reflecting the benefit of the reduced corporate tax rate.  Our key performance metrics improved over the first quarter of the year, annualized loan growth exceeded 10.0%, operating expenses remain well controlled and our capital base remains above regulatory “well capitalized” targets.  We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal policies, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income was derived from GAAP net interest income using an assumed tax rate of 21% for 2018 and 34% for 2017.  We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a taxable equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2018	2017	2018	2017

Net Interest Income	$9,215	$8,656	$18,022	$17,154
Taxable equivalent basis adjustment using marginal tax rate	269	543	545	1,089
Net interest income on a fully taxable equivalent basis	$9,484	$9,199	$18,567	$18,243

This release also references average tangible equity, which is also a non-GAAP financial measure.  Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity.  The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2018	2017	2018	2017

Average equity	$115,042	$115,690	$115,180	$114,237
Goodwill and other intangibles	(11,738)	(11,878)	(11,755)	(11,997)
Average tangible equity	$103,387	$103,812	$103,425	$102,240

Contact:	William S. Lance
Executive Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)

	June 30
	2018	2017
ASSETS
Cash and due from banks	$15,193	$16,055
Interest-bearing deposits with banks	914	348
Cash and cash equivalents	16,107	16,403

Securities available for sale	259,442	300,667
Loans receivable	803,773	735,026
Less: Allowance for loan losses	8,326	7,419
Net loans receivable	795,447	727,607
Regulatory stock, at cost	2,313	2,435
Bank premises and equipment, net	13,894	12,953
Bank owned life insurance	37,485	36,575
Foreclosed real estate owned	1,386	4,523
Accrued interest receivable	3,672	3,417
Goodwill	11,331	11,331
Other intangible assets	394	531
Deferred tax asset	5,885	8,181
Other assets	3,237	2,690
TOTAL ASSETS	$1,150,593	$1,127,313

LIABILITIES
Deposits:
Non-interest bearing demand	$216,472	$200,364
Interest-bearing	734,417	732,107
Total deposits	950,889	932,471
Short-term borrowings	43,325	42,192
Other borrowings	30,283	25,330
Accrued interest payable	1,461	942
Other liabilities	9,102	10,211
TOTAL LIABILITIES	1,035,060	1,011,146

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares issued: 2018: 6,266,388 shares, 2017: 6,247,085 shares	627	416
Surplus	47,815	47,645
Retained earnings	74,315	69,660
Treasury stock, at cost: 2018: 5,729 shares, 2017: 849 shares	(188)	(22)
Accumulated other comprehensive loss	(7,036)	(1,532)
TOTAL STOCKHOLDERS' EQUITY	115,533	116,167

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,150,593	$1,127,313

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable, including fees	$8,857	$7,925	$17,344	$15,731
Securities	1,536	1,633	3,060	3,251
Other	43	24	61	35
Total Interest income	10,436	9,582	20,465	19,017

INTEREST EXPENSE
Deposits	1,052	797	2,082	1,563
Short-term borrowings	38	28	90	56
Other borrowings	131	101	271	244
Total Interest expense	1,221	926	2,443	1,863
NET INTEREST INCOME	9,215	8,656	18,022	17,154
PROVISION FOR LOAN LOSSES	425	600	975	1,200
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,790	8,056	17,047	15,954

OTHER INCOME
Service charges and fees	1,101	1,016	2,082	1,951
Income from fiduciary activities	175	128	311	235
Net realized gains on sales of securities	58	31	200	37
Gains on sales of loans, net	-	67	-	67
Gains on sale of deposits	-	-	-	209
Earnings and proceeds on life insurance policies	279	275	552	530
Other	161	139	323	270
Total other income	1,774	1,656	3,468	3,299

OTHER EXPENSES
Salaries and employee benefits	3,406	3,212	6,868	6,430
Occupancy, furniture and equipment	857	809	1,749	1,720
Data processing and related operations	340	324	658	668
Taxes, other than income	153	227	327	460
Professional fees	229	240	459	489
FDIC Insurance assessment	86	91	178	186
Foreclosed real estate	114	152	95	724
Amortization of intangibles	33	39	68	80
Other	1,135	1,036	2,198	1,987
Total other expenses	6,353	6,130	12,600	12,744

INCOME BEFORE TAX	4,211	3,582	7,915	6,509
INCOME TAX EXPENSE	698	858	1,273	1,409
NET INCOME	$3,513	$2,724	$6,642	$5,100

Basic earnings per share *	$0.57	$0.44	$1.07	$0.82

Diluted earnings per share *	$0.56	$0.43	$1.06	$0.81

* Per share data for 2017 has been restated to give retroactive effect  to the 50% stock dividend declared August 8, 2017.

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended June 30	2018	2017

Net interest income	$9,215	$8,656
Net income	3,513	2,724

Net interest spread (fully taxable equivalent)	3.40%	3.44%
Net interest margin (fully taxable equivalent)	3.54%	3.54%
Return on average assets	1.23%	0.97%
Return on average equity	12.25%	9.45%
Return on average tangible equity	13.64%	10.53%
Basic earnings per share *	$0.57	$0.44
Diluted earnings per share *	$0.56	$0.43

For the Six Months Ended June 30	2018	2017

Net interest income	$18,022	$17,154
Net income	6,642	5,100

Net interest spread (fully taxable equivalent)	3.35%	3.42%
Net interest margin (fully taxable equivalent)	3.50%	3.53%
Return on average assets	1.18%	0.92%
Return on average equity	11.63%	9.00%
Return on average tangible equity	12.95%	10.06%
Basic earnings per share *	$1.07	$0.82
Diluted earnings per share *	$1.06	$0.81

As of June 30

Total assets	$1,150,593	$1,127,313
Total loans receivable	803,773	735,026
Allowance for loan losses	8,326	7,419
Total deposits	950,889	932,471
Stockholders' equity	115,533	116,167
Trust assets under management	158,117	146,307

Book value per share *	$18.35	$18.29
Tangible book value per share *	$16.47	$16.37
Equity to total assets	10.04%	10.30%
Allowance to total loans receivable	1.04%	1.01%
Nonperforming loans to total loans	0.16%	0.35%
Nonperforming assets to total assets	0.23%	0.63%

* Per share data for 2017 has been restated to give retroactive effect  to the 50% stock dividend declared August 8, 2017.

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

	June 30 2018	March 31 2018	December 31 2017	September 30 2017	June 30 2017
ASSETS
Cash and due from banks	$15,193	$10,103	$16,212	$13,947	$16,055
Interest-bearing deposits with banks	914	2,039	485	368	348
Cash and cash equivalents	16,107	12,142	16,697	14,315	16,403

Securities available for sale	259,442	265,862	281,121	285,706	300,667
Loans receivable	803,773	775,681	764,092	756,014	735,026
Less: Allowance for loan losses	8,326	8,099	7,634	7,760	7,419
Net loans receivable	795,447	767,582	756,458	748,254	727,607
Regulatory stock, at cost	2,313	2,545	3,505	3,115	2,435
Bank owned life insurance	37,485	37,270	37,060	36,839	36,575
Bank premises and equipment, net	13,894	13,808	13,864	12,922	12,953
Foreclosed real estate owned	1,386	1,436	1,661	4,243	4,523
Goodwill and other intangibles	11,725	11,758	11,793	11,827	11,862
Other assets	12,794	14,634	10,757	14,732	14,288
TOTAL ASSETS	$1,150,593	$1,127,037	$1,132,916	$1,131,953	$1,127,313

LIABILITIES
Deposits:
Non-interest bearing demand	$216,472	$204,027	$205,138	$212,844	$200,364
Interest-bearing deposits	734,417	736,122	724,246	711,178	732,107
Total deposits	950,889	940,149	929,384	924,022	932,471
Other borrowings	73,608	62,998	78,475	79,000	67,522
Other liabilities	10,563	10,052	9,318	11,239	11,153
TOTAL LIABILITIES	1,035,060	1,013,199	1,017,177	1,014,261	1,011,146

STOCKHOLDERS' EQUITY	115,533	113,838	115,739	117,692	116,167

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,150,593	$1,127,037	$1,132,916	$1,131,953	$1,127,313

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

Three months ended	June 30 2018	March 31 2018	December 31 2017	September 30 2017	June 30 2017
INTEREST INCOME
Loans receivable, including fees	$8,857	$8,487	$8,503	$8,289	$7,925
Securities	1,536	1,524	1,560	1,605	1,633
Other	43	18	12	2	24
Total interest income	10,436	10,029	10,075	9,896	9,582

INTEREST EXPENSE
Deposits	1,052	1,029	985	828	797
Borrowings	169	193	206	198	129
Total interest expense	1,221	1,222	1,191	1,026	926
NET INTEREST INCOME	9,215	8,807	8,884	8,870	8,656
PROVISION FOR LOAN LOSSES	425	550	400	600	600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,790	8,257	8,484	8,270	8,056

OTHER INCOME
Service charges and fees	1,101	980	1,023	1,105	1,016
Income from fiduciary activities	175	137	116	160	128
Net realized gains on sales of securities	58	142	181	129	31
Gains on sales of loans, net	-	-	-	-	67
Earnings and proceeds on life insurance policies	279	273	283	320	275
Other	161	162	151	144	139
Total other income	1,774	1,694	1,754	1,858	1,656

OTHER EXPENSES
Salaries and employee benefits	3,406	3,462	3,211	3,209	3,212
Occupancy, furniture and equipment, net	857	892	841	799	809
Foreclosed real estate	114	(19)	136	303	152
FDIC insurance assessment	86	92	94	97	91
Other	1,890	1,821	1,604	1,831	1,866
Total other expenses	6,353	6,248	5,886	6,239	6,130

INCOME BEFORE TAX	4,211	3,703	4,352	3,889	3,582
INCOME TAX EXPENSE	698	574	4,195	948	858
NET INCOME	$3,513	$3,129	$157	$2,941	$2,724

Basic earnings per share	$0.57	$0.50	$0.03	$0.47	$0.44

Diluted earnings per share	$0.56	$0.50	$0.03	$0.47	$0.43

Book Value per share	$18.35	$18.45	$18.61	$18.46	$18.29
Tangible Book Value per share	16.47	16.56	16.71	16.54	16.37

Return on average assets (annualized)	1.23%	1.13%	0.05%	1.03%	0.97%
Return on average equity (annualized)	12.25%	11.00%	0.52%	9.85%	9.45%
Return on average tangible equity (annualized)	13.64%	12.25%	0.58%	10.95%	10.53%

Net interest spread (fte)	3.40%	3.31%	3.44%	3.48%	3.44%
Net interest margin (fte)	3.54%	3.46%	3.56%	3.60%	3.54%

Allowance for loan losses to total loans	1.04%	1.04%	1.00%	1.03%	1.01%
Net charge-offs to average loans (annualized)	0.10%	0.04%	0.28%	0.14%	0.05%
Nonperforming loans to total loans	0.16%	0.22%	0.32%	0.27%	0.35%
Nonperforming assets to total assets	0.23%	0.28%	0.37%	0.55%	0.63%

* Per share data for the quarter ended June 30, 2017 has been restated to give retroactive effect  to the 50% stock dividend declared August 8, 2017.